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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             _____________________

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): JUNE 29, 1998


                            DAUGHERTY RESOURCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                      PROVINCE OF BRITISH COLUMBIA, CANADA
                 (State or Other Jurisdiction of Incorporation)


             0-12185                                   NOT APPLICABLE
      (Commission File No.)                 (I.R.S. Employer Identification No.)



                         120 PROSPEROUS PLACE, SUITE 201
                         LEXINGTON, KENTUCKY 40509-1844
                    (Address of Principal Executive Offices)

                                 (606) 263-3948
              (Registrant's Telephone Number, Including Area Code)


                          ALASKA APOLLO RESOURCES INC.
                        131 PROSPEROUS PLACE, SUITE 17-A
                         LEXINGTON, KENTUCKY 40509-1844
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         The shareholders of the Registrant at a meeting held June 22, 1998 voted to change the name of the Registrant from Alaska Apollo Resources Inc. to Daugherty Resources, Inc. The shareholders also voted to increase the number of authorized shares of common stock from 20,000,000 shares to 50,000,000 shares, without par value per share, and to provide for the creation of 6,000,000 shares of preferred stock, without par value per share. In addition, the shareholders voted to provide for a one for five reverse split of all authorized shares of the Registrant's common and preferred stock, so that the Registrant now has authorized 10,000,000 shares of common stock, without par value per share and 1,200,000 shares of preferred stock, without par value per share. The Registrant filed a Form 10-C and a Rule 10b-17 Notice with The Nasdaq Stock Market, where the Registrant's shares of common stock are listed for sale, advising of the changes implemented by the shareholders. Pursuant to the rules of The Nasdaq Stock Market, the change in the Registrant's name and capital structure became effective at 9:30 a.m. on June 29, 1998. The Registrant's new trading symbol is "NGASF."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
                  --------

                  1. Special Resolution of Alaska Apollo Resources Inc., a British Columbia corporation, dated June 22, 1998, changing the name of Alaska Apollo Resources Inc. to Daugherty Resources, Inc., and further changing the authorized capital of the Registrant from 20,000,000 shares of common stock, without par value per share, to 50,000,000 shares of common stock, without par value per share, and authorizing the creation of 6,000,000 shares of preferred stock, without par value per share. Altered Memorandum of Daugherty Resources, Inc., a British Columbia corporation, dated June 24, 1998, changing the authorized common stock of the Registrant from 50,000,000 shares of common stock, without par value per share, to 10,000,000 shares of common stock, without par value per share. Special Resolution of Alaska Apollo Resources Inc., a British Columbia corporation, dated June 22, 1998, consolidating the authorized preferred shares of 6,000,000 shares to 1,200,000 shares. Altered Memorandum of Daugherty Resources, Inc., a British Columbia corporation, dated June 25, 1998, changing the authorized preferred stock of the Registrant from 6,000,000 shares of preferred stock, without par value per share, to 1,200,000 shares of preferred stock, without par value per share.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               DAUGHERTY RESOURCES, INC.



Date: July 10, 1998            By  /s/ William S. Daugherty
                                  --------------------------------------------
                                   William S. Daugherty, Chairman of the Board
                                   and President




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